UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-02736
                 ---------------------------------------------

                       PETROLEUM & RESOURCES CORPORATION

--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

           7 Saint Paul Street, Suite 1140, Baltimore, Maryland 21202
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                            Lawrence L. Hooper, Jr.
                      Petroleum & Resources Corporation
                             7 Saint Paul Street
                                 Suite 1140
                           Baltimore, Maryland  21202


Registrant's telephone number, including area code: 410-752-5900

Date of fiscal year end:  December 31, 2006

Date of reporting period: December 31, 2006


Item 1. Reports to Stockholders.

                                    [GRAPHIC]

                     INVESTING IN RESOURCES FOR THE FUTURE

                                                                       Petroleum
                                                                     & Resources
                                                                     Corporation
Annual Report 2006

                               2006 AT A GLANCE
--------------------------------------------------------------------------------



THE CORPORATION

.. a closed-end equity investment company emphasizing natural resources stocks
.. objectives:    preservation of capital
             reasonable income
             opportunity for capital gain
.. internally-managed
.. low expense ratio
.. low turnover
STOCK DATA (12/31/06)

                         NYSE Symbol.............. PEO
                         Market Price ......... $33.46
                         52-Week Range $30.02 - $36.81
                         Discount ............... 8.6%
                         Shares Outstanding 22,180,867
SUMMARY FINANCIAL INFORMATION

                                                Year Ended December 31
                                                       2006         2005
       -----------------------------------------------------------------
       Net asset value per share               $      36.61 $      35.24
       Total net assets                         812,047,239  761,913,652
       Unrealized appreciation                  462,398,019  428,811,345
       Net investment income                      9,844,108   11,391,783
       Total realized gain                       69,700,053   26,239,852
       Total return (based on market value)           15.3%        32.3%
       Total return (based on net asset value)        15.7%        32.0%
       Expense ratio                                  0.60%        0.59%

       -----------------------------------------------------------------

2006 DIVIDENDS AND DISTRIBUTIONS

                                 Amount
             Paid              (per share) Type
             -----------------------------------------------------
             March 1, 2006        $0.07    Long-term capital gain
             March 1, 2006         0.03    Short-term capital gain
             March 1, 2006         0.03    Investment income
             June 1, 2006          0.13    Investment income
             September 1, 2006     0.13    Investment income
             December 27, 2006     2.92    Long-term capital gain
             December 27, 2006     0.31    Short-term capital gain
             December 27, 2006     0.18    Investment income

             -----------------------------------------------------
                                  $3.80

             -----------------------------------------------------

2007 ANNUAL MEETING OF STOCKHOLDERS

Location: The Maryland Club, Baltimore, Maryland
Date: March 27, 2007
Time: 11:00 a.m.

                               PORTFOLIO REVIEW
--------------------------------------------------------------------------------



  TEN LARGEST PORTFOLIO HOLDINGS (12/31/06)

                                         Market Value % of Net Assets
          -----------------------------------------------------------
          Exxon Mobil Corp.              $ 95,404,350      11.8
          Chevron Corp.                    46,691,550       5.8
          ConocoPhillips                   40,068,307       4.9
          Schlumberger Ltd.                35,369,600       4.4
          Devon Energy Corp.               22,807,200       2.8
          Valero Energy Corp.              22,254,600       2.7
          BP plc ADR                       22,143,000       2.7
          BJ Services Co.                  21,696,800       2.7
          Noble Energy, Inc.               21,100,100       2.6
          Weatherford International Ltd.   20,625,872       2.5
                                         ------------      ----
                Total                    $348,161,379      42.9%
                                         ------------      ----


  SECTOR WEIGHTINGS (12/31/06)

             [CHART]

Integrated                   39.5%
Exploration & Production     14.8%
Utilities                    13.7%
Services                     21.5%
Basic Materials & Other       7.3%
Cash & Equivalent             3.5%

                       PETROLEUM & RESOURCES CORPORATION
--------------------------------------------------------------------------------



         Calendar  Market   Cumulative    Cumulative  Total   Total net
          Years    value   market value  market value market    asset
                     of     of capital    of income   value     value
                  original     gains      dividends
                   shares  distributions   taken in
                             taken in       shares
                              shares
         --------------------------------------------------------------
           1992   $ 9,677     $   486      $   271    $10,434  $11,433
           1993    10,540       1,080          625     12,245   13,200
           1994     9,677       1,518          939     12,134   12,901
           1995    10,827       2,303        1,482     14,612   16,301
           1996    13,323       3,554        2,284     19,161   20,449
           1997    13,990       4,572        2,824     21,386   24,296
           1998    11,742       4,742        2,793     19,277   21,586
           1999    12,363       6,085        3,375     21,823   26,715
           2000    15,703       9,269        4,713     29,685   35,534
           2001    13,490       9,165        4,466     27,121   28,784
           2002    11,029       8,264        4,107     23,400   25,596
           2003    13,651      11,343        5,607     30,601   31,013
           2004    14,824      13,452        6,708     34,984   38,213
           2005    18,596      18,506        9,177     46,279   50,428
           2006    19,240      23,961       10,135     53,336   58,356

           ILLUSTRATION OF AN ASSUMED 15 YEAR INVESTMENT OF $10,000
                                  (unaudited)

Investment income dividends and capital gains distributions are taken in additional shares. This chart covers the years 1992-2006. Fees for the reinvestment of interim dividends are assumed as 2% of the amount reinvested (maximum of $2.50) and commissions of $0.05 per share. There is no charge for reinvestment of year-end distributions. No adjustment has been made for any income taxes payable by stockholders on income dividends or on capital gains distributions or the sale of any shares. These results should not be considered representative of the dividend income or capital gain or loss which may be realized in the future.

                            LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------



2006 saw the fifth consecutive year of the cyclical upturn of oil and natural gas prices and strong share price performance in the energy sector. While the performance of commodity prices and energy equities in general has been outstanding during the period, disparities began to show up during the year, as might be expected in the latter part of a cycle. The total return on net assets of Petroleum & Resources Corporation in 2006, after reinvestment of dividends and capital gain distributions, was 15.7% and the return on market value was 15.3%. The Dow Jones Oil & Gas Index (DJOGI) rose 21% during the year, while the broader S&P 500 Index returned 15.8%. The Fund's diversification within the energy industry and its non-energy investments are the main reasons its performance lagged that of the DJOGI while approximating the S&P 500. In this annual report, we will summarize market events and our performance for the year. We will also discuss how we see energy markets unfolding in 2007 and factors which may affect them.

A REVIEW OF 2006
What seemed to be a likely crisis for petroleum markets in the aftermath of Hurricanes Katrina and Rita did not materialize in 2006 as generally mild temperatures helped to keep oil prices from reaching even higher levels during the 2005-2006 heating season. The reduced demand domestically served to calm the markets early in the year. Though a great deal transpired in the intervening months, the end of 2006 was marked by mild temperatures again, resulting in the spot price of West Texas Intermediate crude oil (WTI) closing the year at $61.05, just 1 cent higher than it began the year.

During the year, commodity prices were marked by great volatility, with WTI ranging from a high of $77 in July to a low of $56 in November. Strong worldwide demand coupled with actual or perceived capacity shortages and geopolitical unrest pushed prices higher in the first half of the year. Renewed attacks in Iraq, Iran's nuclear ambitions, terrorist attacks in Nigeria, and the brief war between Israel and Hezbollah in Lebanon all served to heighten anxiety among oil traders. Expectations of another damaging hurricane season and the slow recovery of operations subsequent to the 2005 hurricane season led market participants to buy additional contracts early in the year, pushing the price up. As the hurricane season wound down and little damage was incurred, traders liquidated their positions and a massive sell-off took place, concluding in November.

In fact, the growth in worldwide demand for oil declined modestly in 2006, from the 1.5% rate of the past to a 1.1% rate as higher prices began to affect the world's economies. China still accounted for 41% of the increase, followed by India at 6%, according to the International Energy Agency. Worldwide production grew by roughly 1.2%, resulting in the tight supply/demand balance in existence much of the year. OPEC maintained its production quota of 28 million barrels per day (excluding Iraq). Toward the end of the year, demand began to reflect the higher prices and inventories started building around the world. OPEC responded by announcing the first production cut, of 1.2 million barrels per day, since April 2004. With prices drifting to the low end of its desired range, OPEC announced another, smaller cut in production to take effect in February 2007. Further strengthening its influence on oil prices was the announcement that Angola, a 2 million barrel per day producer, would join OPEC in January of 2007.

The domestic market for gasoline was also quite volatile during the year as refining bottlenecks were experienced and supplies fell short at critical times. The aftereffects of the hurricanes of 2005 were partly responsible as refinery restarts were slow in coming and functioning refineries had to be taken down for maintenance after operating at high utilization levels for extended periods. In addition, MTBE was effectively banned as an additive, resulting in the need to reformulate some products. Downstream (product) margins were strong the first half of the year as a result. During the summer driving season, with robust demand, the average retail price of regular gasoline exceeded $3 per gallon for four consecutive weeks.

The high oil prices realized during 2006 funded heavy exploration for conventional oil and also provided an opportunity for non-conventional hydrocarbons to come into the market. The demand for oil rigs, equipment, and services drove up prices for those items considerably; oil service stocks rose as well. The higher prices of services and equipment were also reflected in the cost to find and produce new reserves. Development of oil sands, mostly in Canada, continued at high levels and biofuels attracted interest, driven by both federal mandates and profitability. In the U. S., corn-based ethanol refineries sprang up throughout the Midwest and built market share in the gasoline

[PHOTO]


                               Douglas G. Ober,
                         Chairman, President and Chief
                               Executive Officer

--------------------------------------------------------------------------------


sector. Thus far, all of the non-conventional fuels are more costly to produce than oil and gas and rely on subsidies, but they have helped sustain the higher price of the traditional fuels.

The volatility of natural gas prices in 2006 was even greater than that of oil, largely due to the extremes of weather experienced. These are generally temporary in nature, but highly unpredictable, as evidenced by the hurricanes in 2005 and the lack thereof in 2006. There has also been a fundamental change in the demand for natural gas, in the form of demand destruction due to efficiencies and industrial demand lost to lower-cost producers. Low gas usage in the warm winter of 2005-2006 was partially offset by power generation needs during the hot summer months. The lack of supply interruptions and record natural gas drilling and well completions resulted in a high level of supply. Strong cash flows and good drilling opportunities enabled producing companies to maintain active drilling programs. The result has been a significant increase in the level of domestic natural gas storage and depressed natural gas prices. Prices for the front month contract started the year at $11.225 per million BTU, the peak for the year, and closed the year at $6.299 per million BTU. At the same time, production and reserve growth objectives forced exploration and production (E&P) companies to compete for equipment and services. Costs rose, commodity prices declined, and margins were squeezed.

Prices for our other principal source of energy, coal, were also volatile during 2006. After several years of strong price increases and rising utilization rates at coal-fired power plants, the coal industry responded with higher levels of production early in 2006. A mild end to the winter and ample supplies of natural gas resulted in a build-up in inventories through the year and weaker prices toward the end of the year.

ENERGY SECTOR PERFORMANCE
Energy stocks performed very well during most of 2006, as the price of oil rose steadily through July and remained in the $60-$65 range for the bulk of the rest of the year. By the end of November, the Dow Jones Oil & Gas Index (DJOGI) had risen 23.8%. It was only in the final weeks of 2006 that commodity prices dropped precipitously and the energy stocks followed them down. For the year as a whole, the DJOGI rose 21%. The DJOGI is weighted by market capitalization, resulting in great emphasis on large, integrated energy companies such as Exxon Mobil, Chevron, and ConocoPhillips. Those three companies comprise over 50% of the DJOGI. With high oil prices, strong margins in refining and marketing, and capital discipline, the major integrated companies generated large amounts of cash in the first half of 2006 and used it for exploration, expanded production, dividend increases, and large share repurchases. As the year progressed, industry dynamics changed, especially for companies focused on natural gas. Drilling and well completion success combined with the absence of major hurricanes resulted in a build-up of inventory, which in turn dimmed the prospects of smaller exploration and production companies. The stocks of many of these companies fell by more than 10% in the final weeks of the year. The "majors," with their more diversified operations, held up considerably better, with returns of 21% (ConocoPhillips) to 35% (Exxon Mobil). While the Fund has large positions in the "majors" (23.2% in the three mentioned above), its diversification, which is done primarily to reduce risk and is normally beneficial for the Fund's performance, worked against it. In addition, holdings in chemicals, materials, and utilities did not perform as well as the large energy companies.

INVESTMENT RESULTS
Net assets of the Corporation on December 31, 2006 were $812,047,239 or $36.61 per share on 22,180,867 shares outstanding. This compares with $761,913,652 or $35.24 per share on 21,621,072 shares outstanding a year earlier.

Net investment income for 2006 was $9,844,108 compared to $11,391,783 for 2005. These earnings are equivalent to $0.47 and $0.53 per share, respectively, on the average number of shares outstanding throughout each year. Our 0.60% expense ratio (expenses to average net assets) was once again at a low level compared to the industry.

Net realized gains amounted to $69,700,053 during the year, while the unrealized appreciation on investments increased from $428,811,345 at December 31, 2005 to $462,398,019 at year end.

DIVIDENDS AND DISTRIBUTIONS
Total dividends and distributions paid in 2006 were $3.80 per share compared to $1.78 in 2005. The table on page 22 shows the history of our dividends and distributions over the past fifteen years, including the annual rate of distribution as a percentage of the average daily market price of the Corporation's Common Stock. In 2006, the annual rate of distribution was 11.26% compared to 5.90% in 2005. As announced on November 9, 2006, a year-end distribution consisting of investment income of $0.18 and capital gains of $3.23 was made on December 27, 2006, both realized and taxable in 2006. On January 11, 2007, an additional distribution of $0.13 per share was declared to shareholders of record February 15, 2007, payable March 1, 2007, representing undistributed net investment income and capital gains earned in 2006, taxable to shareholders in 2007.

--------------------------------------------------------------------------------



OUTLOOK FOR 2007
The price of oil has fallen 14% in the first several weeks of 2007 in response to the growing inventories of crude and refined products. OPEC has cut production once and has announced a second, albeit smaller, cut to take effect in February. These actions have had no impact on the price of the commodity. Demand for gasoline and other refined products is not growing at its historic rate as world economies are experiencing slower growth. Worldwide supply and demand are not likely to come back into balance in the near future without more production cuts by OPEC members. The increased levels of exploration activity in recent years will result in higher non-OPEC production in 2007 and 2008. Still, there is very little excess productive capacity in the world today and that is why prices remain relatively high. Any significant disruption in the oil fields, due to natural forces, terrorism, or other geopolitical activity, would drive prices back up to their recent highs and perhaps beyond in short order. It is for this reason that prices are not considerably lower today.

Our view of the world economy in 2007 is that it is likely to experience slower growth, on the order of 3.5%, down from about 4% in 2006. The U. S. economy, the largest user of oil, is expected to grow only 2-2 1/2% this year as the effects of higher commodity prices (including energy, industrial, and agricultural) and short-term interest rates are felt. While an inverted yield curve (higher short-term than long-term rates), such as that experienced in the last 18 months, has historically presaged recession in this country, we do not expect that to occur. Corporate balance sheets are generally in good condition, with many companies carrying large amounts of cash. The weakness in the housing and auto industries does not appear to be spilling over into the rest of the economy. Of course, further rate hikes by the Federal Reserve to fight perceived inflation risks could drive the economy into recession, as could spikes in commodity prices. Barring these, we are comfortable that the economy will continue to grow, although at a reduced pace from 2006 and previously. Many of the other economies of the world are in similar situations to the U.S. Central banks have raised rates to slow growth and all economies are being hit by higher commodity prices.

Given this economic outlook, we expect that the price of oil will gradually decline as non-OPEC oil production picks up, a worldwide emphasis on alternative fuels begins to have an effect on demand, and OPEC is shown to have only partial success in controlling supply. Most industry participants have benefited greatly from the increasing prices of the past several years, but the opportunities to put the cash generated to work in the oilfields have been limited. A number of countries have moved to take control of their energy resources (Russia, Venezuela, Bolivia), while others have tried to lock up foreign supplies through their national oil companies (China, India). This has further limited the opportunities available to the industry. Therefore, we are not looking for oil stocks to outperform the rest of the equity market again in 2007. Earnings comparisons are likely to be unfavorable as the cycle passes its peak. Valuations, on the other hand, may be driven up as a result of continued consolidation activity. With large amounts of cash on hand, companies may be tempted to purchase reserves rather than drill for them. We do expect continued heavy exploration activity, though, to bring new oil reserves on stream several years from now. This will benefit the offshore drilling and oil service companies, whose stocks should perform relatively well.

The natural gas market is also likely to be a difficult one in 2007 unless the large inventories are worked off in an extended period of cold weather. Without such a weather change, prices are expected to decline through the spring and into the summer cooling season. Any firming of prices is unlikely to occur before the second half of the year. This would be precipitated by lower production as drilling activity slows in response to the lower prices of the spring and summer. Companies predominantly involved in natural gas production are not expected to perform well in the short term, nor are drilling and service companies in that sector.

While our outlook for 2007 at this point is rather pessimistic, the longer term outlook remains solid. Worldwide supplies of oil and natural gas are not growing much and the substitution of alternatives is minimal to date. The economic slowdown discussed above will temporarily slow the growth in demand, but we expect economic growth to pick up in 2008 and beyond, stimulating the demand for energy.

In anticipation of the short-term weakness, we have sold or reduced positions in a number of gas-oriented companies and increased our holdings of integrated producers. These companies are in the best position to act as consolidators in the industry and gain market share, which will benefit them when the cycle turns up again.

SPECIAL SHAREHOLDER MEETING
We were gratified with the strong support shown by our shareholders at the special meeting held on November 7, 2006. All eight of the proposals of the Board of Directors were overwhelmingly approved, with no proposal

--------------------------------------------------------------------------------


receiving less than 83% of the votes cast. A full report of the meeting can be found on page 24. The approval of these important changes to the corporate charter provides the Corporation with additional tools to protect the interests of our long-term shareholders. You have clearly expressed your interest in seeing the Corporation continue as a closed-end fund, and your action has strengthened our ability to do so.

SHARE REPURCHASE PROGRAM
On December 14, 2006, the Board of Directors authorized the repurchase by management of an additional 5% of the outstanding shares of the Corporation over the ensuing year. The repurchase program is subject to the restriction that shares can only be repurchased when the discount of the market price of the shares from the net asset value is 6.5% or greater.

From the beginning of 2007 through January 25, 2007, 51,425 shares have been repurchased at a total cost of $1,627,011 and a weighted average discount from net asset value of 9.2%.

The proxy statement for the Annual Meeting of Stockholders to be held in Baltimore on March 27, 2007, is expected to be mailed on or about February 16, 2007.

By order of the Board of Directors,


             /s/ Douglas G. Ober
             Douglas G. Ober,

             Chairman, President and
             Chief Executive Officer

January 26, 2007

                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                               December 31, 2006


Assets
Investments* at value:
  Common stocks and convertible securities
    (cost $323,839,225)                                                     $786,044,585
  Short-term investments (cost $28,392,769)                                   28,392,769
  Securities lending collateral (cost $43,181,867)                            43,181,867 $857,619,221
-----------------------------------------------------------------------------------------
Cash                                                                                          357,320
Receivables:
  Investment securities sold                                                                    7,013
  Dividends                                                                                   716,669
Prepaid expenses and other assets                                                             538,066
------------------------------------------------------------------------------------------------------
      Total Assets                                                                        859,238,289
------------------------------------------------------------------------------------------------------
Liabilities
Open written option contracts at value (proceeds $328,534)                                    135,875
Obligations to return securities lending collateral                                        43,181,867
Accrued pension liabilities                                                                 1,617,595
Accrued expenses and other liabilities                                                      2,255,713
------------------------------------------------------------------------------------------------------
      Total Liabilities                                                                    47,191,050
------------------------------------------------------------------------------------------------------
      Net Assets                                                                         $812,047,239
------------------------------------------------------------------------------------------------------

Net Assets
Common Stock at par value $0.001 per share, authorized
  50,000,000 shares; issued and outstanding 22,180,867 shares (includes
  16,109 restricted shares, 4,000 restricted stock units and 1,289 deferred
  stock units) (Note 6)                                                                  $     22,181
Additional capital surplus                                                                349,473,874
Accumulated other comprehensive income (Note 5)                                            (1,966,975)
Undistributed net realized gain on investments                                              2,120,140
Unrealized appreciation on investments                                                    462,398,019
------------------------------------------------------------------------------------------------------
      Net Assets Applicable to Common Stock                                              $812,047,239
------------------------------------------------------------------------------------------------------
      Net Asset Value Per Share of Common Stock                                                $36.61
------------------------------------------------------------------------------------------------------

* See schedule of investments on pages 16 through 18.

The accompanying notes are an integral part of the financial statements.

Investment Income
  Income:
    Dividends                                                      $ 12,904,753
    Interest and other income                                         1,773,465
-------------------------------------------------------------------------------
      Total income                                                   14,678,218
-------------------------------------------------------------------------------
  Expenses:
    Investment research                                               1,921,295
    Administration and operations                                     1,148,880
    Directors' fees                                                     390,861
    Reports and stockholder communications                              559,595
    Transfer agent, registrar and custodian expenses                    149,016
    Auditing and accounting services                                     94,231
    Legal services                                                      120,041
    Occupancy and other office expenses                                 228,719
    Travel, telephone and postage                                        90,432
    Other                                                               131,040
-------------------------------------------------------------------------------
      Total expenses                                                  4,834,110
-------------------------------------------------------------------------------
      Net Investment Income                                           9,844,108
-------------------------------------------------------------------------------

Realized Gain and Change in Unrealized Appreciation on Investments
  Net realized gain on security transactions                         69,700,053
  Change in unrealized appreciation on investments                   33,586,674
-------------------------------------------------------------------------------
      Net Gain on Investments                                      103,286,727
-------------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                     $113,130,835
-------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                   For the Year Ended
                                                               --------------------------
                                                               Dec. 31, 2006 Dec. 31, 2005
------------------------------------------------------------------------------------------
From Operations:
  Net investment income                                        $  9,844,108  $ 11,391,783
  Net realized gain on investments                               69,700,053    26,239,852
  Change in unrealized appreciation on investments               33,586,674   153,388,454
  Adjustment to apply FASB Statement No. 158 (note 5)            (1,966,975)      --
------------------------------------------------------------------------------------------
      Change in net assets resulting from operations            111,163,860   191,020,089
------------------------------------------------------------------------------------------

Distributions to Stockholders From:
  Net investment income                                          (9,928,393)  (12,030,248)
  Net realized gain from investment transactions                (69,654,826)  (25,924,473)
------------------------------------------------------------------------------------------
      Decrease in net assets from distributions                 (79,583,219)  (37,954,721)
------------------------------------------------------------------------------------------

From Capital Share Transactions:
  Value of shares issued in payment of distributions             46,212,047    14,748,314
  Cost of shares purchased (note 4)                             (28,033,719)  (24,891,727)
  Deferred compensation (notes 4, 6)                                374,618       104,296
------------------------------------------------------------------------------------------
      Change in net assets from capital share transactions       18,552,946   (10,039,117)
------------------------------------------------------------------------------------------
      Total Increase in Net Assets                               50,133,587   143,026,251

Net Assets:
  Beginning of year                                             761,913,652   618,887,401
------------------------------------------------------------------------------------------
  End of year (including undistributed net investment
    income of $0 and $106,632, respectively)                   $812,047,239  $761,913,652
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1. SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources Corporation (the Corporation) is registered under the Investment Company Act of 1940 as a non-diversified investment company. The Corporation is an internally-managed fund emphasizing petroleum and other natural resource investments. The investment objectives of the Corporation are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

Security Valuation -- Investments in securities traded on national securities exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options) are valued at amortized cost. Purchased and written options are valued at the last quoted asked price.

Security Transactions and Investment Income -- Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. FEDERAL INCOME TAXES

The Corporation's policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities at December 31, 2006 was $395,384,038, and net unrealized appreciation aggregated $462,235,183, of which the related gross unrealized appreciation and depreciation were $466,819,816 and $4,584,633, respectively. As of December 31, 2006, the tax basis of distributable earnings was $1,378,831 of undistributed ordinary income and $1,527,213 of undistributed long-term capital gain.

Distributions paid by the Corporation during the year ended December 31, 2006 were classified as ordinary income of $17,053,276 and capital gain of $62,529,943. In comparison, distributions paid by the Corporation during the year ended December 31, 2005 were classified as ordinary income of $15,437,432 and capital gain of $22,517,289. The distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Corporation's capital accounts to reflect income and gains available for distribution under income tax regulations.

3. INVESTMENT TRANSACTIONS

The Corporation's investment decisions are made by a committee of management and recommendations to that committee are made by the research staff.

Purchases and sales of portfolio securities, other than options and short-term investments, during the year ended December 31, 2006 were $77,623,403 and $122,309,761, respectively. Options may be written (sold) or purchased by the Corporation. The Corporation, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The risk associated with purchasing an option is limited to the premium originally paid. A schedule of outstanding option contracts as of December 31, 2006 can be found on page 19.

Transactions in written covered call and collateralized put options during the year ended December 31, 2006 were as follows:

                                  Covered Calls     Collateralized Puts
                              --------------------  -------------------
                              Contracts  Premiums   Contracts  Premiums
                              --------- ----------  --------- ---------
        Options outstanding,
         December 31, 2005      1,940   $  292,777    1,050   $ 129,891
        Options written         6,924    1,123,802    6,870     816,798
        Options terminated in
         closing purchase
         transactions          (1,250)    (382,428)  (1,440)  (177,306)
        Options expired        (5,091)    (571,739)  (4,980)   (585,936)
        Options exercised      (1,398)    (219,828)    (750)    (97,497)
        ----------------------------------------------------------------
        Options outstanding,
         December 31, 2006      1,125   $  242,584      750   $  85,950
        ----------------------------------------------------------------

4. CAPITAL STOCK

The Corporation has 5,000,000 authorized and unissued preferred shares, $0.001 par value.

On December 27, 2005, the Corporation issued 438,416 shares of its Common Stock at a price of $33.64 per share (the average market price on December 12, 2005) to stockholders of record November 22, 2005 who elected to take stock in payment of the distribution from 2005 capital gain and investment income.

On December 27, 2006, the Corporation issued 1,369,675 shares of its Common Stock at a price of $33.73 per share (the average market price on December 11, 2006) to stockholders of record November 21, 2006 who elected to take stock in payment of the distribution from 2006 capital gain and investment income. In addition, 376 shares were issued at a weighted average price of $33.76 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

The Corporation may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable.

--------------------------------------------------------------------------------



Transactions in Common Stock for 2006 and 2005 were as follows:

                                     Shares                  Amount
                              -------------------  --------------------------
                                 2006      2005        2006          2005
                              ---------  --------  ------------  ------------
  Shares issued in payment
   of distributions           1,370,051   438,416  $ 46,212,047  $ 14,748,314
  Shares purchased
   (at an average discount
   from net asset value of
   10.1% and 8.0%,
   respectively)               (827,959) (806,050)  (28,033,719)  (24,891,727)
  Net activity under the 2005
   Equity Incentive
   Compensation Plan             17,703     9,030       374,618       104,296
  ----------------------------------------------------------------------------
  Net change                    559,795  (358,604) $ 18,552,946  $(10,039,117)
  ----------------------------------------------------------------------------

5. RETIREMENT PLANS

The Corporation applied the provisions of Financial Accounting Standards Board ("FASB") Statement No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, at December 31, 2006. This accounting standard requires recognition of the overfunded or underfunded status of a defined benefit plan in the Statement of Assets and Liabilities, and recognition of changes in the funded status in the years in which the changes occur through the capital accounts. The transition rules for implementing the standard require applying the provisions as of the end of the year of initial implementation with no retrospective application. The incremental effects on the line items in the Statement of Assets and Liabilities at December 31, 2006, are as follows:

                                   Before                      After
                               Application of              Application of
                               Statement 158  Adjustments  Statement 158
                               -------------- -----------  --------------
      Prepaid pension cost      $  1,000,083  $(1,000,083)  $         --
      -------------------------------------------------------------------
      Total Assets              $860,238,372  $(1,000,083)  $859,238,289
      -------------------------------------------------------------------
      Accrued pension
       liabilities              $    650,703  $   966,892   $  1,617,595
      -------------------------------------------------------------------
      Total Liabilities         $ 46,224,158  $   966,892   $ 47,191,050
      -------------------------------------------------------------------
      Accumulated other
       comprehensive income     $         --  $(1,966,975)  $ (1,966,975)
      -------------------------------------------------------------------
      Net Assets Applicable to
       Common Stock             $814,014,214  $(1,966,975)  $812,047,239
      -------------------------------------------------------------------

The Corporation provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan and a non-contributory nonqualified defined benefit pension plan. The benefits are based on years of service and compensation during the last five years of employment.

The Corporation uses a December 31 measurement date for its plans.

                                                       2006        2005
                                                   -----------  ----------
    Change in benefit obligation
    Benefit obligation at beginning of year        $ 4,947,252  $4,519,368
    Service cost                                       334,876     185,168
    Interest cost                                      327,991     281,088
    Actuarial loss                                     745,184      66,553
    Benefits paid                                      (64,461)   (104,925)
    -----------------------------------------------------------------------
    Benefit obligation at end of year              $ 6,290,842  $4,947,252
    -----------------------------------------------------------------------

    Change in plan assets
    Fair value of plan assets at beginning of year $ 3,963,078  $3,505,688
    Actual return on plan assets                       343,422     106,795
    Employer contribution                              431,208     455,520
    Benefits paid                                      (64,461)   (104,925)
    -----------------------------------------------------------------------
    Fair value of plan assets at end of year       $ 4,673,247  $3,963,078
    -----------------------------------------------------------------------
    -----------------------------------------------------------------------
    Funded status                                  $(1,617,595) $ (984,174)
    -----------------------------------------------------------------------
    Unrecognized prior service cost                $        --  $  152,389
    Unrecognized net loss                                   --   1,361,416
    -----------------------------------------------------------------------
    Net amount recognized                          $        --  $  529,631
    -----------------------------------------------------------------------

    Items not yet recognized as a component of net peri-odic pension cost:

                                                       2006        2005
                                                   -----------  ----------
    Prior service cost                             $   114,672  $       --
    Net (gain)/loss                                  1,852,303          --
    -----------------------------------------------------------------------
    Total recognized as a charge to net assets     $ 1,966,975  $       --
    -----------------------------------------------------------------------

The accumulated benefit obligation for all defined benefit pension plans was $4,722,250 and $3,491,069 at December 31, 2006 and 2005, respectively.

                                                    2006       2005
                                                 ---------  ---------
         Components of net periodic pension cost
         Service cost                            $ 334,876  $ 185,168
         Interest cost                             327,991    281,088
         Actual return on plan assets             (343,422)  (106,795)
         Amortization of prior service cost         37,717     54,913
         Amortization of net loss                  225,362    180,246
         Deferred asset gain                        31,224   (173,395)
         -------------------------------------------------------------
         Net periodic pension cost               $ 613,748  $ 421,225
         -------------------------------------------------------------

In 2007, the Corporation estimates that $213,000 of prior service cost and $37,000 of net losses, for a total of $250,000, will be amortized from accumulated other comprehensive income into net periodic pension cost.

Assumptions used to determine benefit obligations and costs are:

                                                       2006  2005
                                                       ----- -----
              Discount rate                            5.75% 5.75%
              Expected long-term return on plan assets 8.00% 8.00%
              Rate of compensation increase            7.00% 7.00%

--------------------------------------------------------------------------------


The assumption for the expected long-term return on plan assets is based on the actual long-term historical returns realized by the plan assets, weighted according to the current asset mix.

The asset allocations at December 31, 2006 and 2005, by asset category, are as follows:

                                                       2006 2005
                                                       ---- ----
               Asset Category
               Equity Securities & Equity Mutual Funds  66%  70%
               Fixed Income Mutual Funds                28%  29%
               Cash                                      6%   1%

Equity securities include common stock of The Adams Express Company, the Corporation's non-controlled affiliate, in the amount of $236,906 (5% of total plan assets) and $203,280 (5% of total plan assets) at December 31, 2006 and 2005, respectively.

The primary objective of the Corporation's pension plan is to provide capital appreciation, current income, and preservation of capital through a portfolio of stocks and fixed income securities. The equity portion of the portfolio may range from 50% to 75% of total portfolio assets. The fixed income portion of the portfolio may range from 25% to 50% of total portfolio assets and cash may range from 0% to 25% of total portfolio assets. Subject to these allocation ranges, the portfolio may be invested in any of the following securities: common stocks, preferred stocks, American Depository Receipts, foreign securities, mutual funds, convertible securities, municipal bonds, corporate bonds, U.S. government securities and U.S. government agency securities.

The Corporation's policy is to contribute annually to the plans those amounts that can be deducted for federal income tax purposes, plus additional amounts as the Corporation deems appropriate in order to provide assets sufficient to meet benefits to be paid to plan participants. The Corporation anticipates making contributions of approximately $430,000 to the plans in 2007.

The following benefit payments, which reflect expected future service, are expected to be paid:

                                        Pension Benefits
                                        ----------------
                        2007               $  150,813
                        2008                  314,533
                        2009                  312,503
                        2010                  356,651
                        2011                  350,819
                        Years 2012-2016     1,896,243

The Corporation also sponsors a defined contribution plan that covers substantially all employees. The Corporation expensed contributions to this plan of $97,787 and $85,570 for the years ended December 31, 2006 and December 31, 2005, respectively. The Corporation does not provide postretirement medical benefits.

6. EQUITY-BASED COMPENSATION

The Stock Option Plan adopted in 1985 ("1985 Plan") has been discontinued and no further grants will be made under this Plan although unexercised awards granted in 2004 and prior years remain outstanding. The 1985 Plan permitted the issuance of stock options and stock appreciation rights for the purchase of up to 895,522 shares of the Corporation's Common Stock at the fair market value on the date of grant. The exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gains paid by the Corporation during subsequent years. Options are exercisable beginning not less than one year after the date of grant and stock appreciation rights are exercisable beginning not less than two years after the date of grant. The stock appreciation rights allow the holders to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock at the date of surrender. All options terminate 10 years from the date of grant if not exercised.

A summary of option activity under the 1985 Plan as of December 31, 2006, and changes during the period then ended is presented below:

                                                  Weighted-  Weighted-
                                                   Average    Average
                                                  Exercise   Remaining
                                         Options    Price   Life (Years)
                                         -------  --------- ------------
        Outstanding at December 31, 2005 103,997   $18.24       5.07
        Exercised                        (15,609)   12.62
        Cancelled                         (4,474)   20.34
        ----------------------------------------------------------------
        Outstanding at December 31, 2006  83,914   $16.19       4.46
        ----------------------------------------------------------------
        Exercisable at December 31, 2006  33,877   $16.52       4.18
        ----------------------------------------------------------------

The options outstanding as of December 31, 2006 are set forth below:

                                                    Weighted   Weighted
                                                    Average    Average
                                          Options   Exercise  Remaining
       Exercise price                   Outstanding  Price   Life (Years)
       --------------                   ----------- -------- ------------
       $9.00-$11.99                        3,975     $ 9.71      2.00
       $12.00-$14.99                      29,615      13.06      3.46
       $15.00-$17.99                      18,583      16.22      5.00
       $18.00-$21.99                      31,741      19.00      5.40
       ------------------------------------------------------------------
       Outstanding at December 31, 2006   83,914     $16.19      4.46
       ------------------------------------------------------------------

Compensation cost resulting from stock options and stock appreciation rights granted under the 1985 Plan is based on the intrinsic value of the award, recognized over the award's vesting period, and remeasured at each reporting date through the date of settlement. The total compensation cost recognized for the year ended December 31, 2006 was $368,450.

--------------------------------------------------------------------------------



The 2005 Equity Incentive Compensation Plan ("2005 Plan"), adopted at the 2005 Annual Meeting, permits the grant of stock options, restricted stock awards and other stock incentives to key employees and all non-employee directors. The 2005 Plan provides for the issuance of up to 872,639 shares of the Corporation's Common Stock, including both performance and nonperformance-based restricted stock. Performance-based restricted stock awards vest at the end of a specified three year period, with the ultimate number of shares earned contingent on achieving certain performance targets. If performance targets are not achieved, all or a portion of the performance-based restricted shares are forfeited and become available for future grants. Nonperformance-based restricted stock awards vest ratably over a three year period and nonperformance-based restricted stock units (granted to non-employee directors) vest over a one year period. It is the current intention that employee grants will be performance-based. The 2005 Plan provides for accelerated vesting in the event of death or retirement. Non-employee directors also may elect to defer a portion of their cash compensation, with such deferred amount to be paid by delivery of deferred stock units. Outstanding awards were granted at fair market value on grant date. The number of shares of Common Stock which remain available for future grants under the 2005 Plan at December 31, 2006 is 845,044 shares.

The Corporation pays dividends and dividend equivalent on outstanding awards, which are charged to net assets when paid. Dividends and dividend equivalents paid on restricted awards that are later forfeited are reclassified to compensation expense.

A summary of the status of the Corporations's awards granted under the 2005 Plan as of December 31, 2006, and changes during the period then ended is presented below:

                                                       Weighted Average
                                               Shares/ Grant-Date Fair
        Awards                                  Units       Value
        ------                                  -----  ----------------
        Balance at December 31, 2005            8,630       $28.35
        Granted:
          Restricted stock                     13,025        34.32
          Restricted stock units                4,000        33.21
          Deferred stock units                  1,289        33.54
        Vested                                 (5,546)       28.51
        ---------------------------------------------------------------
        Balance at December 31, 2006 (includes
         13,025 performance-based awards and
         8,373 nonperformance-based awards)    21,398       $33.16
        ---------------------------------------------------------------

Compensation costs resulting from awards granted under the 2005 Plan are based on the fair value of the award on grant date (determined by the average of the high and low price on grant date) and recognized on a straight-line basis over the requisite service period. For those awards with performance conditions, compensation costs are based on the most probable outcome and, if such goals are not met, compensation cost is not recognized and any previously recognized compensation cost is reversed. The total compensation costs for restricted stock granted to employees for the year ended December 31, 2006 were $194,555. The total compensation costs for restricted stock units granted to non-employee directors for the year ended December 31, 2006 were $157,778. As of December 31, 2006, there were total unrecognized compensation costs of $387,049, a component of additional capital surplus, related to nonvested equity-based compensation arrangements granted under the 2005 Plan. Those costs are expected to be recognized over a weighted average period of 1.76 years. The total fair value of shares vested during the years ended December 31, 2006 and 2005 was $196,956 and $12,500.

7. EXPENSES

The aggregate remuneration paid during the year ended December 31, 2006 to officers and directors amounted to $2,208,421, of which $376,911 was paid as fees to directors who were not officers. These amounts represent the taxable income to the Corporation's officers and directors and therefore differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with generally accepted accounting principles.

8. PORTFOLIO SECURITIES LOANED

The Corporation makes loans of securities to brokers, secured by cash, U.S. Government securities, or bank letters of credit. The Corporation accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Corporation also continues to receive interest or dividends on the securities loaned. The loans are secured at all times by collateral of at least 102% of the fair value of the securities loaned plus accrued interest. At December 31, 2006, the Corporation had securities on loan of $42,198,831, and held collateral of $43,181,867, consisting of an investment trust fund which may invest in money market instruments, commercial paper, repurchase agreements, U.S. Treasury Bills, and U.S. agency obligations.

9. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the FASB released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained

--------------------------------------------------------------------------------


by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required to be implemented no later than the Corporation's June 29, 2007 net asset value. The application of FIN 48 is not expected to materially impact the Corporation's financial statements.

In September 2006, the FASB released Statement of Financial Accounting Standard No. 157, Fair Value Measurement ("FAS 157"), which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity's financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. Application of the standard is not expected to materially impact the Corporation's financial statements.

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                   Year Ended December 31
                                                       ----------------------------------------------
                                                         2006     2005     2004         2003     2002
-----------------------------------------------------------------------------------------------------
Per Share Operating Performance
  Net asset value, beginning of year                     $35.24   $28.16   $24.06     $20.98   $24.90
-----------------------------------------------------------------------------------------------------
    Net investment income                                  0.47    0.53*     0.41       0.38     0.42
    Net realized gains and increase (decrease)
      in unrealized appreciation                           4.91     8.29     5.05       3.89   (3.20)
    Adjustment to apply
      FASB Statement No. 158 (note 5)                    (0.09)    --        --         --       --
-----------------------------------------------------------------------------------------------------
  Total from investment operations                         5.29     8.82     5.46       4.27   (2.78)
-----------------------------------------------------------------------------------------------------
  Less distributions
    Dividends from net investment income                 (0.47)   (0.56)   (0.44)     (0.38)   (0.43)
    Distributions from net realized gains                (3.33)   (1.22)   (0.88)     (0.81)   (0.68)
-----------------------------------------------------------------------------------------------------
  Total distributions                                    (3.80)   (1.78)   (1.32)     (1.19)   (1.11)
-----------------------------------------------------------------------------------------------------
    Capital share repurchases                              0.15     0.10     0.01       0.02     0.01
    Reinvestment of distributions                        (0.27)   (0.06)   (0.05)     (0.02)   (0.04)
-----------------------------------------------------------------------------------------------------
  Total capital share transactions                       (0.12)     0.04   (0.04)       0.00   (0.03)
-----------------------------------------------------------------------------------------------------
  Net asset value, end of year                           $36.61   $35.24   $28.16     $24.06   $20.98
-----------------------------------------------------------------------------------------------------
  Per share market price, end of year                    $33.46   $32.34   $25.78     $23.74   $19.18
-----------------------------------------------------------------------------------------------------

Total Investment Return
  Based on market price                                   15.3%    32.3%    14.4%      30.8%  (13.7)%
  Based on net asset value                                15.7%    32.0%    23.3%      21.2%  (11.1)%

Ratios/Supplemental Data
  Net assets, end of year (in 000's)                   $812,047 $761,914 $618,887   $522,941 $451,275
  Ratio of expenses to average net assets                 0.60%    0.59%    0.56%      0.74%    0.49%
  Ratio of net investment income to average net assets    1.22%    1.61%    1.58%      1.75%    1.84%
  Portfolio turnover                                      9.95%   10.15%   13.44%     10.20%    9.69%
  Number of shares outstanding at end of year
    (in 000's)                                           22,181   21,621   21,980     21,737   21,510
-----------------------------------------------------------------------------------------------------

* In 2005 the Fund received dividend income of $3,032,857, or $0.14 per share, as a result of Precision Drilling Corp.'s reorganization.

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                               December 31, 2006



                                                   Shares    Value (A)
       -----------------------------------------------------------------
       Stocks and Convertible Securities -- 96.8%
         Energy -- 89.5%
           Integrated -- 39.5%
             BP plc ADR..........................   330,000 $ 22,143,000
             Chevron Corp........................   635,000   46,691,550
             ConocoPhillips......................   556,891   40,068,307
             Exxon Mobil Corp.................... 1,245,000   95,404,350
             Hess Corp. (B)......................   195,000    9,666,150
             Holly Corp..........................   370,000   19,018,000
             Marathon Oil Co.....................   120,000   11,100,000
             Murphy Oil Corp.....................   216,500   11,009,025
             Royal Dutch Shell plc ADR...........   275,000   19,467,250
             Suncor Energy.......................   100,000    7,891,000
             Total S.A. ADR......................   220,000   15,822,400
             Valero Energy Corp..................   435,000   22,254,600
                                                            ------------
                                                             320,535,632
                                                            ------------
           Exploration & Production -- 14.8%
             Apache Corp.........................   158,200   10,521,882
             Devon Energy Corp...................   340,000   22,807,200
             EOG Resources, Inc..................   320,000   19,984,000
             Newfield Exploration Co. (B)(C).....   175,000    8,041,250
             Noble Energy, Inc. (B)..............   430,000   21,100,100
             Occidental Petroleum Corp...........   400,000   19,532,000
             XTO Energy Inc......................   390,000   18,349,500
                                                            ------------
                                                             120,335,932
                                                            ------------
           Utilities -- 13.7%
             AGL Resources Inc...................   170,000    6,614,700
             Duke Energy Corp....................   217,624    7,227,293
             Energen Corp........................   400,000   18,776,000
             Equitable Resources, Inc. (B).......   450,000   18,787,500
             MDU Resources Group, Inc............   375,000    9,615,000
             National Fuel Gas Co. (B)...........   200,000    7,708,000
             New Jersey Resources Corp...........   200,000    9,716,000
             Questar Corp........................   200,000   16,610,000
             SEMCO Energy, Inc. (C)..............   670,300    4,088,830
             Williams Companies, Inc.............   450,000   11,754,000
                                                            ------------
                                                             110,897,323
                                                            ------------

--------------------------------------------------------------------------------

                               December 31, 2006


                                                    Shares   Value (A)
       -----------------------------------------------------------------
           Services -- 21.5%
             Baker Hughes Inc...................... 205,000 $ 15,305,300
             BJ Services Co........................ 740,000   21,696,800
             Bronco Drilling Co., Inc. (C).........   4,600       79,074
             ENSCO International, Inc. (B)......... 209,150   10,470,049
             GlobalSantaFe Corp. (B)............... 290,000   17,046,200
             Grant Prideco Inc. (C)................ 308,000   12,249,160
             Hercules Offshore, Inc. (C)........... 160,000    4,624,000
             Nabors Industries Ltd. (C)............ 520,000   15,485,600
             Noble Corp............................ 200,000   15,230,000
             Schlumberger Ltd...................... 560,000   35,369,600
             TODCO (C)............................. 200,000    6,834,000
             Weatherford International Ltd. (C).... 493,560   20,625,872
                                                            ------------
                                                             175,015,655
                                                            ------------
         Basic Industries -- 7.3%
           Basic Materials & Other -- 7.3%
             Air Products and Chemicals, Inc....... 125,000    8,785,000
             Aqua America, Inc. (B)................ 352,000    8,018,560
             duPont (E.I.) de Nemours and Co....... 157,500    7,671,825
             Florida Rock Industries Inc. (B)...... 105,000    4,520,250
             General Electric Co................... 454,800   16,923,108
             Martin Marietta Materials, Inc........  30,000    3,117,300
             Rohm & Haas Co........................ 200,000   10,224,000
                                                            ------------
                                                              59,260,043
                                                            ------------
       Total Stocks and Convertible Securities
         (Cost $323,839,225) (D)...................         $786,044,585
                                                            ------------

--------------------------------------------------------------------------------

                               December 31, 2006



                                                                 Prin. Amt.   Value (A)
-----------------------------------------------------------------------------------------
Short-Term Investments -- 3.5%
  U.S. Government Obligations -- 0.5%
    U.S. Treasury Bills, 4.93%, due 2/15/07..................... $4,000,000 $  3,975,350
                                                                            ------------
  Time Deposit -- 0.0%
    Bank of America Corp., 4.55%, due 1/2/07....................                 259,497
                                                                            ------------
  Commercial Paper -- 3.0%
    Cargill Global Funding, 5.25%, due 1/16/07..................  4,800,000    4,789,500
    Chevron Funding Co., 5.20-5.24%, due 1/4/07-1/11/07.........  7,000,000    6,992,674
    Coca-Cola Enterprises, 5.26%, due 1/23/07...................  2,000,000    1,993,571
    General Electric Capital Corp., 5.24%, due 1/9/07...........  6,000,000    5,993,013
    Nestle Capital Co., 5.22%, due 1/18/07......................  4,400,000    4,389,164
                                                                            ------------
                                                                              24,157,922
                                                                            ------------

Total Short-Term Investments
  (Cost $28,392,769)............................................              28,392,769
                                                                            ------------
Total Securities Lending Collateral -- 5.3%
  (Cost $43,181,867)............................................
    Brown Brothers Investment Trust, 5.26%, due 1/2/07..........              43,181,867
                                                                            ------------

Total Investments -- 105.6%
  (Cost $395,413,861)...........................................             857,619,221
    Cash, receivables, prepaid expenses and other assets, less
      liabilities -- (5.6)%.....................................             (45,571,982)
                                                                            ------------
Net Assets -- 100%..............................................            $812,047,239

--------------------------------------------------------------------------------
Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ, except restricted securities.
(B) All or a portion of these securities are on loan. See Note 8 to Financial Statements.
(C) Presently non-dividend paying.
(D) The aggregate market value of stocks held in escrow at December 31, 2006 covering open call option contracts written was $9,251,575. In addition, the required aggregate market value of securities segregated by the custodian to collaterize open put option contracts written was $3,600,000.

                   SCHEDULE OF OUTSTANDING OPTION CONTRACTS
--------------------------------------------------------------------------------

                               December 31, 2006

 Contracts                                          Contract
(100 shares                                 Strike Expiration                      Appreciation/
   each)               Security             Price     Date                         (Depreciation)
-------------------------------------------------------------------------------------------------

                               COVERED CALLS

     100    Holly Corp..................... $ 55    Jan    07.....................    $ 15,199

     200    Marathon Oil Co................  100    Jan    07.....................      28,171

     100    Marathon Oil Co................  105    Apr       07..................      (1,275)

      50    Martin Marietta Materials, Inc.  100    Jan    07.....................     (19,150)

      75    Martin Marietta Materials, Inc.  115    Jan    07.....................       6,149

     300    Questar Corp...................  90     Jan    07.....................      47,098

     200    Questar Corp...................  90     Apr       07..................      46,317

     100    Rohm & Haas Co.................  55     Jan    07.....................       7,700
   -----                                                                              --------

   1,125                                                                               130,209
   -----                                                                              --------

                            COLLATERALIZED PUTS

     100    Florida Rock Industries Inc....  30             111Jan        07......      10,200

     250    Forest Oil Corp................  30     Feb       07..................      13,024

     100    Marathon Oil Co................ 67.50              111Jan           07      10,700

     100    Martin Marietta Materials, Inc.  75          Jan           07.........      10,482

     100    Suncor Energy..................  65     Mar...    07..................       7,844

     100    Valero Energy Corp............. 47.50   Jan       07..................      10,200
   -----                                                                              --------

     750                                                                                62,450
   -----                                                                              --------

                                                                                      $192,659
                                                                                      ========

                        CHANGES IN PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

                During the Three Months Ended December 31, 2006
                                  (unaudited)


                                                         Shares
                                         --------------------------------------
                                                                      Held
                                          Additions    Reductions Dec. 31, 2006
-------------------------------------------------------------------------------
Dynegy, Inc.............................      999/(1)/      999        --

ENSCO International, Inc................   75,000                    209,150

SEMCO Energy, Inc.......................  231,700                    670,300

Valero Energy Corp......................   80,000                    435,000

Arkema Inc..............................                  6,000        --

Aventine Renewable Energy Holdings, Inc.                 40,000        --

BP plc ADR..............................                 95,000      330,000

CONSOL Energy Inc.......................                 30,000        --

Holly Corp..............................                 50,000      370,000

Hugoton Royalty Trust...................                 23,343        --

Pioneer Natural Resources Co............                125,000        --

Total S.A. ADR..........................                 20,000      220,000
--------
/(1) /Received 999 shares Dynegy, Inc. and $22,520 from class action settlement.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------



To the Board of Directors and Stockholders of Petroleum & Resources Corporation:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Petroleum & Resources Corporation (hereafter referred to as the "Corporation") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Corporation's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
January 19, 2007


                           -------------------------

                        HISTORICAL FINANCIAL STATISTICS
--------------------------------------------------------------------------------

                                  (unaudited)

                                                    Dividends  Distributions     Total
                                             Market    From      From Net      Dividends
                                  Net Asset  Value  Investment   Realized         and       Annual Rate
          Value of      Shares      Value     Per     Income       Gains     Distributions       of
Dec. 31  Net Assets  Outstanding* Per Share* Share* Per Share*  Per Share*    Per Share*   Distribution**
---------------------------------------------------------------------------------------------------------
 1992   $320,241,282  17,369,255    $18.44   $16.83    $.51        $ .82         $1.33          7.55%
 1993    355,836,592  18,010,007     19.76    18.33     .55          .87          1.42          7.55
 1994    332,279,398  18,570,450     17.89    16.83     .61          .79          1.40          7.40
 1995    401,404,971  19,109,075     21.01    18.83     .58          .81          1.39          7.57
 1996    484,588,990  19,598,729     24.73    23.17     .55          .88          1.43          6.84
 1997    556,452,549  20,134,181     27.64    24.33     .51         1.04          1.55          6.37
 1998    474,821,118  20,762,063     22.87    20.42     .52         1.01          1.53          6.48
 1999    565,075,001  21,471,270     26.32    21.50     .48         1.07          1.55          7.00
 2000    688,172,867  21,053,644     32.69    27,31     .39         1.35          1.74          6.99
 2001    526,491,798  21,147,563     24.90    23.46     .43         1.07          1.50          5.61
 2002    451,275,463  21,510,067     20.98    19.18     .43          .68          1.11          5.11
 2003    522,941,279  21,736,777     24.06    23.74     .38          .81          1.19          5.84
 2004    618,887,401  21,979,676     28.16    25.78     .44          .88          1.32          5.40
 2005    761,913,652  21,621,072     35.24    32.34     .56         1.22          1.78          5.90
 2006    812,047,239  22,180,867     36.61    33.46     .47         3.33          3.80         11.26

--------
*Adjusted for 3-for-2 stock split effected in October 2000.
** The Annual Rate of Distribution is the total dividends and capital gain distributions during the year divided by the average daily market price of the Corporation's Common Stock.

                           -------------------------

                                 Common Stock
                     Listed on the New York Stock Exchange

                       Petroleum & Resources Corporation
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                       (410) 752-5900 or (800) 638-2479
                           Website: www.peteres.com
                          E-mail: contact@peteres.com
                      Counsel: Chadbourne & Parke L.L.P.
   Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
        Transfer Agent & Registrar: American Stock Transfer & Trust Co.
            Custodian of Securities: Brown Brothers Harriman & Co.

                               OTHER INFORMATION
--------------------------------------------------------------------------------



STATEMENT ON QUARTERLY FILING OF COMPLETE PORTFOLIO SCHEDULE

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to shareholders, the Corporation also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Corporation's Forms N-Q are available on the Commission's website at www.sec.gov. The Corporation's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Corporation also posts its Forms N-Q on its website at: www.peteres.com, under the heading "Financial Reports".

ANNUAL CERTIFICATION

The Corporation's CEO has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

PROXY VOTING POLICIES AND RECORD

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities owned by the Corporation and information as to how the Corporation voted proxies relating to portfolio securities during the 12 month period ended June 30, 2006 are available (i) without charge, upon request, by calling the Corporation's toll free number at (800) 638-2479; (ii) on the Corporation's website by clicking on "Corporate Information" heading on the website; and (iii) on the Securities and Exchange Commission's website at www.sec.gov.

FORWARD-LOOKING STATEMENTS

This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Corporation's actual results are the performance of the portfolio of stocks held by the Corporation, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Corporation will trade in the public markets, and other factors discussed in the Corporation's periodic filings with the Securities and Exchange Commission.

PRIVACY POLICY

In order to conduct its business, the Corporation, through its transfer agent, currently American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder's address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in "street name" by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

                          SPECIAL STOCKHOLDER MEETING
--------------------------------------------------------------------------------



A special meeting of stockholders was held on Tuesday, November 7, 2006. The purpose of the meeting was to approve a comprehensive rewriting and updating of the Corporation's corporate charter. All of the proposed charter amendments were approved by the stockholders. The results of the voting on the eight proposals were as follows:

                                                             For      Against  Abstain
--------------------------------------------------------------------------------------
Proposal 1 -- Purpose of the Corporation................. 11,832,131   930,080 591,454

Proposal 2 -- Classification, designation, etc., of stock 11,526,879 1,222,095 604,682

Proposal 3 -- Stockholder voting......................... 11,335,381 1,383,635 634,641

Proposal 4 -- Stockholder election of directors.......... 11,527,155 1,205,781 620,724

Proposal 5 -- Power to amend bylaws...................... 11,167,482 1,527,621 658,552

Proposal 6 -- Quorum for stockholder meetings............ 11,502,023 1,213,356 638,279

Proposal 7 -- Determinations by the Board................ 11,462,952 1,224,791 665,914

Proposal 8 -- Miscellaneous conforming amendments........ 11,470,707 1,193,416 689,536


 This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

                     SHAREHOLDER INFORMATION AND SERVICES
--------------------------------------------------------------------------------


WE ARE OFTEN ASKED --

How do I invest in Petroleum & Resources?

Petroleum & Resources Common Stock is listed on the New York Stock Exchange. The stock's ticker symbol is "PEO" and may be bought and sold through registered investment security dealers. Your broker will be able to assist you in this regard. In addition, stock may be purchased through our transfer agent, American Stock Transfer & Trust Company's INVESTORS CHOICE Plan (see page 26).

Where do I get information on the stock's price, trading and/or net asset value?

The daily net asset value (NAV) per share and closing market price may be obtained from our website at www.peteres.com. The daily NAV is also available on the NASDAQ Mutual Fund Quotation System under the symbol XPEOX. The week-ending NAV is published on Saturdays in various newspapers.

Petroleum's daily trading is shown in the stock tables of many daily newspapers, often with the abbreviated form "PetRs." Local newspapers determine, usually by volume of traded shares, which securities to list. If your paper does not carry our listing, please telephone the Corporation at
(800) 638-2479 or visit our website.

How do I replace a lost certificate(s) or how do I correct a spelling error on my certificate?

Your Petroleum stock certificates are valuable documents and should be kept in a safe place. For tax purposes, keep a record of each certificate, including the cost or market value of the shares it covers at the time acquired. If a certificate is lost, destroyed or stolen, notify the transfer agent immediately so a "stop transfer" order can be placed on the records to prevent an unauthorized transfer of your certificate. The necessary forms and requirements to permit the issuance of a replacement certificate will then be sent to you. A certificate can be replaced only after the receipt of an affidavit regarding the loss accompanied by an open surety bond, for which a small premium is paid by the stockholder.

In the event a certificate is issued with the holder's name incorrectly spelled, a correction can only be made if the certificate is returned to the transfer agent with instructions for correcting the error. Transferring shares to another name also requires that the certificate be forwarded to the transfer agent with the appropriate assignment forms completed and the signature of the registered owner Medallion guaranteed by a bank or member firm of The New York Stock Exchange, Inc.

Is direct deposit of my dividend checks available?

Yes, our transfer agent offers direct deposit of your interim dividend and year-end distribution checks. You can request direct deposit with American Stock Transfer either on-line or by calling them at the phone number provided on page 26.

Who do I notify of a change of address?

The transfer agent.

We go to Florida (Arizona) every winter. How do we get our mail from Petroleum & Resources?

The transfer agent can program a seasonal address into its system; simply send the temporary address and the dates you plan to be there to the transfer agent.

I want to give shares to my children, grandchildren, etc., as a gift. How do I go about it?

Giving shares of Petroleum is simple and is handled through our transfer agent. The stock transfer rules are clear and precise for most forms of transfer. They will vary slightly depending on each transfer, so write to the transfer agent stating the exact intent of your gift plans and the transfer agent will send you the instructions and forms necessary to effect your transfer.

How do I transfer shares held at American Stock Transfer (AST)?

There are many circumstances that require the transfer of shares to new registrations, e.g., marriage, death, a child reaching the age of maturity, or giving shares as a gift. Each situation requires different forms of documentation to support the transfer. You may obtain transfer instructions and download the necessary forms from our transfer agent's website:
www.amstock.com. Click on Shareholder Services, then General Shareholder Information and Transfer Instructions.

--------------------------------------------------------------------------------



DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1 and
(b) a "year-end" distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in "street" or brokerage accounts may make their elections by notifying their brokerage house representative.

INVESTORS CHOICE

INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, American Stock Transfer & Trust Company (AST). The plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Petroleum & Resources shares.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below.

               Initial Enrollment and
                Optional Cash Investments
               Service Fee                   $2.50 per investment
               Brokerage Commission               $0.05 per share

               Reinvestment of Dividends*
               Service Fee                  2% of amount invested
                                (maximum of $2.50 per investment)
               Brokerage Commission               $0.05 per share

               Sale of Shares
               Service Fee                                 $10.00
               Brokerage Commission               $0.05 per share

               Deposit of Certificates for
                safekeeping(waived if sold)                 $7.50
               Book to Book Transfers                    Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.
Minimum and Maximum Cash Investments

              Initial minimum investment (non-holders)    $500.00
              Minimum optional investment
               (existing holders)                          $50.00
              Electronic Funds Transfer
               (monthly minimum)                           $50.00
              Maximum per transaction                  $25,000.00
              Maximum per year                               NONE

A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.

For Non-Registered Shareholders

For shareholders whose stock is held by a broker in "street" name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in AST's Plan or contact AST.

                                  ----------

                                The Corporation
                       Petroleum & Resources Corporation
                            Lawrence L. Hooper, Jr.
                 Vice President, General Counsel and Secretary
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                                (800) 638-2479
                           Website: www.peteres.com
                          E-mail: contact@peteres.com

                              The Transfer Agent
                    American Stock Transfer & Trust Company
                       Address Shareholder Inquiries to:
                       Shareholder Relations Department
                                59 Maiden Lane
                              New York, NY 10038
                                (866) 723-8330
                           Website: www.amstock.com
                           E-mail: info@amstock.com

                       Investors Choice Mailing Address:
                       Attention: Dividend Reinvestment
                                 P.O. Box 922
                              Wall Street Station
                            New York, NY 10269-0560
                           Website: www.amstock.com
                           E-mail: info@amstock.com

*The year-end dividend and capital gain distribution will usually be made in newly issued shares of common stock. There are no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.

                              BOARD OF DIRECTORS
--------------------------------------------------------------------------------



                                                                                  Number of
                                                                                  Portfolios
                                                                                  in Fund
                          Position  Term   Length                                 Complex
Personal                  Held with of     of Time Principal Occupations          Overseen    Other
Information               the Fund  Office Served  During the Last 5 Years        by Director Directorships
--------------------------------------------------------------------------------------------------------------------------
Independent Directors

 Enrique R. Arzac, Ph.D.  Director   One    Since  Professor of Finance and       Two         Director of The Adams
 7 St. Paul Street,                  Year   1987   Economics, formerly, Vice                  Express Company and Credit
 Suite 1140                                        Dean of Academic Affairs of                Suisse Asset Management
 Baltimore, MD 21202                               the Graduate School of                     Funds (28 funds) (investment
 Age 65                                            Business, Columbia University.             companies).
--------------------------------------------------------------------------------------------------------------------------
 Phyllis O. Bonanno       Director   One    Since  President & CEO of             Two         Director of The Adams
 7 St. Paul Street,                  Year   2003   International Trade Solutions,             Express Company
 Suite 1140                                        Inc. (consultants). Formerly,              (investment company), Borg-
 Baltimore, MD 21202                               President of Columbia College,             Warner Inc. (industrial),
 Age 63                                            Columbia, South Carolina, and              Mohawk Industries Inc.
                                                   Vice President of Warnaco Inc.             (carpets and flooring).
                                                   (apparel).
--------------------------------------------------------------------------------------------------------------------------
 Daniel E. Emerson        Director   One    Since  Chairman, The National         Two         Director of The Adams
 7 St. Paul Street,                  Year   1987   YMCA Fund Inc. Retired                     Express Company
 Suite 1140                                        Executive Vice President of                (investment company).
 Baltimore, MD 21202                               NYNEX Corp.
 Age 82                                            (communications), retired
                                                   Chairman of The Board of both
                                                   NYNEX Information
                                                   Resources Co. and NYNEX
                                                   Mobile Communications Co.
                                                   Previously Executive Vice
                                                   President and Director of New
                                                   York Telephone Company.
--------------------------------------------------------------------------------------------------------------------------
 Frederic A. Escherich    Director   One    Since  Private Investor. Formerly,    Two         Director of The Adams
 7 St. Paul Street,                  Year   2006   Managing Director and head of              Express Company
 Suite 1140                                        Mergers and Acquisitions                   (investment company).
 Baltimore, MD 21202                               Research and the Financial
 Age 54                                            Advisory Department with J.P.
                                                   Morgan.
--------------------------------------------------------------------------------------------------------------------------
 Roger W. Gale            Director   One    Since  President & CEO of GF          Two         Director of The Adams
 7 St. Paul Street,                  Year   2005   Energy, LLC (consultants to                Express Company
 Suite 1140                                        electric power companies).                 (investment company), Ormat
 Baltimore, MD                                     Formerly, member of                        (geothermal and renewable
 21202                                             management group, PA                       energy), and U.S. Energy
 Age 60                                            Consulting Group (energy                   Association.
                                                   consultants).
--------------------------------------------------------------------------------------------------------------------------
 Thomas H. Lenagh         Director   One    Since  Financial Advisor. Formerly,   Two         Director of The Adams
 7 St. Paul Street,                  Year   1987   Chairman of the Board and                  Express Company,
 Suite 1140                                        CEO of Greiner Engineering                 Cornerstone Funds, Inc.
 Baltimore, MD 21202                               Inc. (formerly Systems                     (2 funds) (investment
 Age 88                                            Planning Corp.) (consultants).             companies), and Photonics
                                                   Formerly, Treasurer and Chief              Product Group (crystals).
                                                   Investment Officer of the Ford
                                                   Foundation (charitable
                                                   foundation).
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                                  Number of
                                                                                  Portfolios
                                                                                  in Fund
                        Position  Term   Length                                   Complex
Personal                Held with of     of Time  Principal Occupations           Overseen    Other
Information             the Fund  Office Served   During the Last 5 Years         by Director Directorships
--------------------------------------------------------------------------------------------------------------------------
Independent Directors (continued)

 Kathleen T. McGahran,  Director   One   Since    Principal & Director of Pelham      Two     Director of The Adams
 Ph.D., J.D., C.P.A                Year  2003     Associates, Inc. (executive                 Express Company
 7 St. Paul Street,                               education), Adjunct Associate               (investment company).
 Suite 1140                                       Professor, Columbia Executive
 Baltimore, Md 21202                              Education, Graduate School of
 Age 56                                           Business, Columbia University.
                                                  Formerly, Associate Dean and
                                                  Director of Executive
                                                  Education, and Associate
                                                  Professor, Columbia
                                                  University.
--------------------------------------------------------------------------------------------------------------------------

 John J. Roberts        Director   One   Since    Retired Senior Advisor,             Two     Director of The Adams
 7 St. Paul Street,                Year  1987     formerly, Vice-Chairman                     Express Company
 Suite 1140                                       External Affairs, American                  (investment company) and
 Baltimore, MD 21202                              International Group, Inc.                   Honorary Director of
 Age 84                                           (insurance). Formerly,                      American International
                                                  Chairman and CEO of                         Group, Inc.
                                                  American International
                                                  Underwriters Corporation.
                                                  Previously, President of
                                                  American International
                                                  Underwriters Corporation-U.S./
                                                  Overseas Operations.
--------------------------------------------------------------------------------------------------------------------------
 Craig R. Smith, M.D.   Director   One   Since    President, Williston Consulting     Two     Director of The Adams
 7 St. Paul Street,                Year  2005     LLC (consultants to                         Express Company
 Suite 1140                                       pharmaceutical and                          (investment company),
 Baltimore, MD 21202                              biotechnology industries).                  LaJolla Pharmaceutical
 Age 60                                           Formerly, Chairman, President               Company, and Depomed, Inc.
                                                  & CEO of Guilford                           (specialty pharmaceuticals).
                                                  Pharmaceuticals
                                                  (pharmaceuticals and
                                                  biotechnology).
--------------------------------------------------------------------------------------------------------------------------

Interested Director

 Douglas G. Ober        Director,  One   Director Chairman & CEO of the               Two     Director of The Adams
 7 St. Paul Street,     Chairman,  Year  since    Corporation and The Adams                   Express Company
 Suite 1140             President        1989;    Express Company.                            (investment company).
 Baltimore, MD 21202    and CEO          Chairman
 Age 60                                  of the
                                         Board
                                         since
                                         1991
--------------------------------------------------------------------------------------------------------------------------

                       PETROLEUM & RESOURCES CORPORATION
--------------------------------------------------------------------------------

                              Board Of Directors

             Enrique R. Arzac/(1)(3) /  Thomas H. Lenagh/(1)(4) /

             Phyllis O. Bonanno/(1)(4)/ Kathleen T.
                                          McGahran/(2)(4)/
             Daniel E. Emerson/(2)(3) /
                                        Douglas G. Ober/(1)/
             Frederic A.
               Escherich/(2)(3)/        John J. Roberts/(1)(3)/

             Roger W. Gale/(1)(3)/      Craig R. Smith/(2)(4)/

                       --------
                     /(1)/ Member of Executive Committee
                     /(2)/ Member of Audit Committee
                     /(3)/ Member of Compensation Committee
                     /(4)/ Member of Retirement Benefits Committee


                                   Officers

             Douglas G. Ober            Chairman, President
                                          and Chief Executive
                                          Officer

             Joseph M. Truta            Executive Vice President

             Lawrence L. Hooper, Jr.    Vice President, General
                                          Counsel and Secretary

             Maureen A. Jones           Vice President, Chief
                                          Financial Officer and
                                          Treasurer

             Nancy J.F. Prue            Vice President

             Robert E. Sullivan         Vice President -- Research

             Christine M. Sloan         Assistant Treasurer

             Geraldine H. Pare          Assistant Secretary

                                   [GRAPHIC]


Petroleum
& Resources
Corporation

PETROLEUM & RESOURCES CORPORATION
Seven St. Paul Street, Suite 1140
BALTIMORE, MD 21202
(410)752-5900 or (800)638-2479
Contact us on the Web at: www.peteres.com


Item 2. Code of Ethics.

On June 12, 2003, the Board of Directors adopted a code of ethics that applies to registrant's principal executive officer and principal financial officer. The code of ethics is available on registrant's website at: www.peteres.com. Since the code of ethics was adopted there have been no amendments to it nor have any waivers from any its provisions been granted.

Item 3. Audit Committee Financial Expert.

The board of directors has determined that at least one of the members of registrant's audit committee meets the definition of audit committee financial expert as that term is defined by the Securities and Exchange Commission. The director on the registrant's audit committee whom the board of directors has determined meets such definition is Kathleen T. McGahran, who is independent pursuant to paragraph (a)(2) of this Item.

Item 4.  Principal Accountant Fees and Services.

     (a) Audit Fees. The aggregate fees for professional services rendered by its independent auditors, PricewaterhouseCoopers LLP, for the audits of the Corporation's annual and semi-annual financial statements for 2006 and 2005 were $64,160 and $55,310, respectively.

     (b) Audit Related Fees. There were no audit-related fees in 2006 and 2005.

     (c) Tax Fees. The aggregate fees to registrant for professional services rendered by PricewaterhouseCoopers LLP for the review of registrant's excise tax calculations and preparations of federal, state and excise tax returns for 2006 and 2005 were $9,523 and $8,900, respectively.

     (d) All Other Fees. The aggregate fees to registrant by PricewaterhouseCoopers LLP other than for the services referenced above for 2006 and 2005 were $6,156 and $800, respectively. The $6,156 for services in 2006 related to the review of the Corporation's procedures for calculating the amounts to be paid or granted to the Corporation's officers in accordance with the Corporation's cash incentive plan and the 2005 Equity Incentive Compensation Plan, review of the Corporation's calculations related to those plans, and preparation of a report to the Corporation's Compensation Committee.

     (e) (1) Audit Committee Pre-Approval Policy. As of 2006, all services to be performed for registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed in 2006 were pre-approved by the committee.

(2) Not applicable.

     (f)  Not applicable.

     (g) The aggregate fees by PricewaterhouseCoopers LLP for non-audit professional services rendered to registrant for 2006 and 2005 were $15,679 and $9,700, respectively.

     (h) The registrant's audit committee has considered the provision by PricewaterhouseCoopers LLP of the non-audit services described above and found that they are compatible with maintaining PricewaterhouseCoopers LLPs independence.

Item 5. Audit Committee of Listed registrant's.

       (a) The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the audit committee are: Kathleen T. McGahran, chair, Daniel E. Emerson, Frederic A. Escherich, and Craig R. Smith.


  (B) Not applicable.

Item 6. Schedule of Investments - This schedule is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING GUIDELINES

Petroleum & Resources Corporation (Petroleum) follows long-standing general guidelines for the voting of portfolio company proxies and takes very seriously its responsibility to vote all such proxies. The portfolio company proxies are evaluated by our research staff and voted by our portfolio management team, and we annually provide the Board of Directors with a report on how proxies were voted during the previous year. We do not use an outside service to assist us in voting our proxies.

As an internally-managed investment company, Petroleum uses its own staff of research analysts and portfolio managers. In making the decision to invest in a company for the portfolio, among the factors the research team analyses is the integrity and competency of the company's management. We must be satisfied that the companies we invest in are run by managers with integrity. Therefore, having evaluated this aspect of our portfolio companies' managements, we give significant weight to the recommendations of the company's management in voting on proxy issues.

We vote proxies on a case-by-case basis according to what we deem to be the best long-term interests of our shareholders. The key over-riding principle in any proxy vote is that stockholders be treated fairly and equitably by the portfolio company's management. In general, on the election of directors and on routine issues that we do not believe present the possibility of an adverse impact upon our investment, after reviewing whether applicable corporate governance requirements as to board and committee composition have been met, we will vote in accordance with the recommendations of the company's management. When we believe that the management's recommendation is not in the best interests of our stockholders, we will vote against that recommendation.

Our general guidelines for when we will vote contrary to the
recommendation   of   the  portfolio  company   management's
recommendation are:

Stock Options

Our general guideline is to vote against stock option plans that we believe are unduly dilutive of our stock holdings in the company. We use a general guideline that we will vote against any stock option plan that results in dilution in shares outstanding exceeding 4%. Most stock option plans are established to motivate and retain key employees and to reward them for their achievement. An analysis of a stock option plan can not be made in a vacuum but must be made in the context of the company's overall compensation scheme. In voting on stock option plans, we give consideration to whether the stock option plan is broad-based in the number of employees who are eligible to receive grants under the plan. We generally vote against plans that permit re-pricing of grants or the issuance of options with exercise prices below the grant date value of the company's stock.

Corporate Control/Governance Issues

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, we have a long-standing policy of voting against proposals to create a staggered board of directors. In conformance with that policy, we will generally vote in favor of shareholder proposals to eliminate the staggered election of directors.

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, our general policy is to vote against amendments to a company's charter that can be characterized as blatant anti-takeover provisions.

With respect to so-called golden parachutes and other severance packages, it is our general policy to vote against proposals relating to future employment contracts that provide that compensation will be paid to any director, officer or employee that is contingent upon a merger or acquisition of the company.

We generally vote for proposals to require that the majority of a board of directors consist of independent directors and vote against proposals to establish a retirement plan for non-employee directors.

We have found that most stockholder proposals relating to social issues focus on very narrow issues that either fall within the authority of the company's management, under the oversight of its board of directors, to manage the day-to-day operations of the company or concern matters that are more appropriate for global solutions rather than company-specific ones. We consider these proposals on a case-by-case basis but usually are persuaded managements position is reasonable and vote in accordance with managements recommendation on these types of proposals.

Item   8.   Portfolio  Managers  of  Closed-End   Management
Investment Companies.

(a) (1) Douglas G. Ober, Chairman, Chief Executive Officer, and President, and Joseph M. Truta, Executive Vice President, comprise the 2 person portfolio management team for the registrant. Mr. Ober and Mr. Truta have served as portfolio managers for the registrant since 1991. This information is as of February 15, 2007. Mr. Ober is the lead member of the portfolio management team. Mr. Ober and Mr. Truta receive investment recommendations from a team of research analysts and make decisions jointly about any equity transactions in the portfolio. Concurrence of both portfolio managers is required for an investment recommendation to be approved.

     (2) Mr. Ober and Mr. Truta also comprise the portfolio management team for registrant's non-controlled affiliate, The Adams Express Company (Adams), a registered investment company with total net assets of $1,377,418,310 as of December 31, 2006. Mr. Ober is Chairman and Chief Executive Officer of Adams and Mr. Truta is President. This information is as of February 15, 2007. The Petroleum fund is a non-diversified fund focusing on the energy and natural resources sectors and Adams is a diversified fund with a different focus, and there are few material conflicts of interest that may arise in connection with the portfolio managers' management of both funds. The funds do not buy or sell securities or other portfolio holdings to or from the other, and procedures and policies are in place covering the sharing of expenses and the allocation of investment opportunities, including bunched orders and investments in initial public offerings, between the funds.

     (3) The portfolio managers are compensated through a three-component plan, consisting of salary, annual cash incentive compensation, and equity incentive compensation. The value of each component in any year is determined by the Compensation Committee, comprised solely of independent director members of the Board of Directors. Salaries are determined by using appropriate industry surveys and information about the local market as well as general inflation statistics. Cash incentive compensation is based on a combination of absolute and relative fund performance over one and three year periods as well as individual success at meeting goals and objectives set by the Board of Directors at the beginning of each year. Target incentives are set based on 80% of salary for the Chief Executive Officer and 60% of salary for the Executive Vice President. Two-thirds of each individual's annual cash incentive is based on fund performance and one third on individual success. The portion based on performance is determined using a scale in which the target can be earned by absolute fund pre-tax performance of 10%. The scale ranges from zero to 125% of target. The result is then modified by an average of the one and three year performance of the fund relative to that of the Dow Jones Oil and Gas Index (DJOGI) and the S&P 500 Index, with 70% based upon the relative performance of the fund compared to the DJOGI and 30% based on the relative performance compared to the S&P 500. Each one percent outperformance or underperformance by the fund adds or deducts 5% from the percentage of target earned based on the scale. The maximum percentage of target which may be earned is 200% and the minimum is zero. Equity incentive compensation, based on a plan approved by shareholders in 2005, can take several forms. Following approval of the plan, grants of restricted stock were made to the portfolio managers in January 2006, with vesting in equal proportions over a three year period. The size of the grants was determined by the Compensation
     Committee with the assistance of an outside compensation consultant. Grants of restricted stock were also made on January 12, 2006, that will vest at the end of three years, but only upon the achievement of specified performance criteria; certain percentages of the target number of shares will be deemed to have been earned based on achieving performance goals over specified intervening time periods. The benchmark used to measure performance is a hypothetical portfolio comprised of a 80/20 blend of the Dow Jones Oil and Gas Index and the S&P 500 Index ("Hypothetical Portfolio"). The first one-sixth of the target number of restricted shares would have been earned if, on January 1, 2007, the Corporation's one year total NAV return met or exceeded the one year total NAV return of the Hypothetical Portfolio. Because the Corporation's NAV return trailed that of the Hypothetical Portfolio on that date, only 52.1% of the first one-sixth of the target number was earned. For the next one-third of the target number of shares, those shares will be deemed to have been earned if, on January 1, 2008, the Corporation's two year total NAV return meets or exceeds that of the Hypothetical Portfolio, with a lesser percentage or no shares being earned if the
     Corporation's total NAV return trails that of the Hypothetical Portfolio, depending on the level of underperformance on that date. The remaining 50% of the target shares will be deemed to have been earned if, on January 1, 2009, the Corporation's three year total NAV return meets or exceeds that of the Hypothetical Portfolio, with a lesser percentage or no shares being earned if the Corporation's total NAV return trails that of the Hypothetical Portfolio, depending on the level of underperformance on that date. In addition, if, on January 1, 2009, the Corporation's three year total NAV return exceeds that of the Hypothetical Portfolio, an additional number of shares up to 50% of the target number of shares will be earned and vest depending on the level of outperformance. Dividends and capital gains paid on the Corporation's shares of Common Stock ("dividends") will be paid on all of the target number of shares of restricted stock, when such dividends are paid on the Common Stock, except that no dividends or capital gains will be paid on any shares that are forfeited due to the failure to achieve the performance criteria described above. The basis for the cash incentive and equity incentive compensation determinations for Adams is the same as for Petroleum, except that the portion of the cash incentive based upon fund performance uses the S&P 500 Index as the benchmark, over a one and three year period, and the benchmark used to measure fund performance for equity incentive compensation is a hypothetical portfolio comprised of a 50/50 blend of the S&P 500 Index and the Lipper Large Cap Core Mutual Fund Index. All of the above information is as of December 31, 2006, except as noted.

     (4)  Using  a valuation date of December 31, 2006,  Mr.
     Ober beneficially owns equity securities in registrant of over $1,000,000. Mr. Truta beneficially owns equity securities in registrant of over $1,000,000.

Item   9.  Purchases  of  Equity  Securities  by  Closed-End
Management Investment Company and Affiliated Purchasers.

                                                 Maximum
                                     Total      Number (or
                                   Number of   Approximate
                                  Shares (or   Dollar Value)
             Total                  Units)    of Shares (or
             Number               Purchased    Units) that
               of      Average    as Part of   May Yet Be
             Shares     Price      Publicly     Purchased
              (or      Paid per   Announced     Under the
             Units)   Share (or    Plans or     Plans or
Period(2)  Purchased    Unit)      Programs     Programs
--------   ---------  ---------   ---------    ---------
Jan. 2006    51,250    $ 34.92      51,250       983,427
Feb. 2006    88,000    $ 33.63      88,000       895,427
Mar. 2006    98,500    $ 32.81      98,500       796,427
Apr. 2006    59,400    $ 34.43      59,400       737,527
May 2006     60,200    $ 34.33      60,200       677,327
June 2006    97,350    $ 31.75      97,350       579,977
Jul. 2006     3,350    $ 34.78       3,350       576,627
Aug. 2006    67,500    $ 35.47      67,500       509,127
Sep. 2006         0    $  0.00           0       509,127
Oct. 2006   141,600    $ 34.11     141,600       367,527
Nov. 2006    68,500    $ 34.62      68,500       299,027
Dec. 2006    92,309    $ 33.99      92,309       206,718
--------   ---------  ---------   ---------    ---------
Total       827,959(1) $ 33.86     827,959(2)    206,718(2)

(1)    There  were no shares purchased other than through a
publicly announced plan or program.
(2.a)   The Plan was extended on  December 8, 2005 and  was
reapproved on December 14, 2006.
(2.b)    The  share  amount  approved  in  2005  was  5% of
outstanding shares, or approximately 1,060,377 shares, and in 2006 was 5% of outstanding shares, or approximately
1,045,164 shares.
(2.c) Unless reapproved, the Plan will  expire on or  about
December 13, 2007.
(2.d) None.
(2.e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of
Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or
this Item.

Item 11. Controls and Procedures.

Conclusions of principal officers concerning controls and procedures.

  (a) As of February 15, 2007, an evaluation was performed under the supervision and with the participation of the officers of registrant, including the principal executive officer (PEO) and principal financial officer (PFO), of the effectiveness of registrant's disclosure controls and procedures. Based on that evaluation, the registrant's officers, including the PEO and PFO, concluded that, as of February 13, 2006, the registrant's disclosure controls and procedures were reasonably designed so as to ensure that material information relating to the registrant is made known to the PEO and PFO.

   (b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits attached hereto. (Attach certifications as exhibits)

(1) Not applicable. See registrant's response to Item 2, above.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940, are attached.


Signatures:

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       PETROLEUM & RESOURCES CORPORATION

BY: /s/ Douglas G. Ober
        -----------------------
        Douglas G. Ober
        Chief Executive Officer
	(Principal Executive Officer)

Date:   February 15, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


BY: /s/ Douglas G. Ober
        -----------------------
        Douglas G. Ober
        Chief Executive Officer
	(Principal Executive Officer)

Date:   February 15, 2007


BY: /s/ Maureen A. Jones
        -----------------------
        Maureen A. Jones
        Vice President, Chief Financial Officer and Treasurer
	(Principal Financial Officer)

Date:   February 15, 2007